CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Research and development expenses	$ 25,105	$ 7,066	$ 818
Pre commercialization expenses	2,134	0	0
General and administrative expenses	5,839	3,224	683
Operating loss	33,078	10,290	1,501
Financial expenses (income), net	(227)	197	78
Tax expenses (benefits)	(17)	61	0
Net loss	$ 32,834	$ 10,548	$ 1,579
Basic and diluted net loss per share	$ (2.40)	$ (1.04)	$ (0.2)
Weighted average number of ordinary shares used in computing basic and diluted net loss per share (in shares)	13,674,818	10,177,786	7,791,932